UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2013

                       ENVISION SOLAR INTERNATIONAL, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                      333-147104                26-1342810
------------------------------ --------------------------   -------------------
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583


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          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MARKETS
-----------------------------------------

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     See Section 8, Item 8.01 of this Report.

SECTION 8. OTHER EVENTS
-----------------------

ITEM 8.01 OTHER EVENTS

     Effective February 8, 2013, Envision Solar International, Inc., a Nevada corporation (the "Company"), increased the number of units the Company is offering in its currently open private placement due to the positive initial response to this offering. Pursuant to this private placement, the Company is increasing the number of units being offered by 2,966,667 to 7,300,000 units for a purchase price of $0.30 per unit. Each unit consists of two (2) shares of the Company's common stock and one warrant to purchase an additional share of common stock at an exercise price of $0.20 per share exercisable for a period of one year from the date of issuance. The sales termination date for the offering is March 15, 2013, but may be extended for up to an additional 90 days. As of the date of this Report, the Company has raised $1,453,500 under this offering, increasing our issued common shares by 9,690,000 to a total of 67,787,609 common shares issued and outstanding.

     The Company is making the private placement of its common stock for general working capital purposes. The private placement is being made pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended (the "Act").

     This notice does not constitute an offer to sell nor a solicitation to buy a security. Any offer to sell or a solicitation to buy a security from the Company is made only to prospective investors with whom the Company or its registered placement agent has a pre-existing relationship and only by the complete Confidential Private Placement Memorandum covering the Company's common stock and warrants in the private placement, including the risk factors described in the Memorandum.

     The securities offered in the Company's private placement have not been registered under the Act or any state securities laws. No shares may be resold, assigned or otherwise transferred unless a registration statement under the Act is in effect, or the Company has received evidence satisfactory to it that such transfer does not involve a transaction requiring registration under the Act and is in compliance with the Act.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  ENVISION SOLAR INTERNATIONAL, INC.

February 13, 2013                 By: /s/ Chris Caulson
                                      ------------------------------------------
                                       Chris Caulson, Chief Financial Officer


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